BLACKROCK INTERMEDIATE MUNICIPAL FUND
OF BLACKROCK MUNICIPAL SERIES TRUST

SUPPLEMENT DATED NOVEMBER 20, 2008
TO THE PROSPECTUS DATED SEPTEMBER 26, 2008

Effective November 17, 2008, the following changes are made to the Prospectus of BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust.

The section in the Prospectus captioned “How the Fund Invests — About the Portfolio Manager” on page 9 is amended as follows:

The description of the Fund’s portfolio manager is deleted and the following description is inserted below the heading:

The Fund is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Walter O’Connor, Managing Director at BlackRock, and Timothy T. Browse, CFA, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Messrs. Jaeckel, O’Connor and Browse are jointly and primarily responsible for managing the Fund.

In addition, in the section captioned “Management of the Fund — BlackRock Advisors, LLC,” the discussion of the Fund’s portfolio manager beginning on page 28 is deleted in its entirety and replaced with the following:

The Fund is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Walter O’Connor, Managing Director at BlackRock, and Timothy T. Browse, CFA, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Messrs. Jaeckel, O’Connor and Browse are jointly and primarily responsible for managing the Fund. Messrs. Jaeckel and O’Connor have been members of the Fund’s management team since 2006 and Mr. Browse has been a member of the Fund’s management team since 2008.

Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. O’Connor joined BlackRock in 2006. He has been the Managing Team Member of the Fund since 2008. Prior to joining BlackRock, he was a Managing Director of MLIM from 2003 to 2006 and was a Director of MLIM (Municipal Tax-Exempt Fund Management) from 1997 to 2002 and was a Vice President of MLIM from 1993-2000. He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. Browse joined BlackRock in 2006. He is a portfolio manager and a member of BlackRock’s Fixed Income Portfolio Management Group. Prior to joining BlackRock, he was a Director at MLIM from 2004 to 2006. Prior to joining MLIM in 2004, Mr. Browse was a municipal investments team leader with Lord, Abbett & Co., and a portfolio manager with Eaton Vance Management, Inc.

Code #10435-0908-SUP